UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 6, 2009

Date of report (Date of earliest event reported):

HUGHES Telematics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33860	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

41 Perimeter Center East, Suite 400 Atlanta, Georgia	30346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 6, 2009, HUGHES Telematics, Inc. filed a Form 8-K (the “Initial Form 8-K”) that included certain exhibits for which confidential treatment was requested from the Securities and Exchange Commission. The sole purpose of this amendment is to re-file one of those exhibits for which confidential treatment was requested, Exhibit 10.18 to the Initial Form 8-K, to include certain information that was previously redacted pursuant to the confidential treatment request. Exhibit 10.18 hereto supersedes in its entirety Exhibit 10.18 previously filed on the Initial Form 8-K. Other than disclosing information that was previously redacted, the exhibit filed on this Form 8-K/A remains unchanged from the exhibit filed on the Initial Form 8-K. Certain information in Exhibit 10.18 has been redacted in accordance with a revised application for confidential treatment that has been filed separately with the Securities Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

10.18	Telematics Services Agreement, dated October 31, 2007, by and between HUGHES Telematics Inc. and Mercedes-Benz USA, LLC.***

***	Confidential treatment will be requested for certain portions omitted from this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions of this exhibit have been separately filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES TELEMATICS, INC.

Dated: July 6, 2009
	By:	/s/ Robert Lewis
	Name:	Robert Lewis
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title
10.18	Telematics Services Agreement, dated October 31, 2007, by and between HUGHES Telematics Inc. and Mercedes-Benz USA, LLC.***

***	Confidential treatment will be requested for certain portions omitted from this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions of this exhibit have been separately filed with the Securities and Exchange Commission.